Exhibit 99.1

FOR IMMEDIATE RELEASE

Great Plains Energy and Westar Energy Shareholders Approve Merger Related Proposals at Special Shareholder Meetings

Transaction on Track to Close in Spring of 2017

KANSAS CITY, Mo. & TOPEKA, Kan. – Sept. 26, 2016 – Great Plains Energy Incorporated (NYSE: GXP), the parent company of KCP&L, and Westar Energy, Inc. (NYSE: WR) today announced that their respective shareholders approved all proposals necessary for Great Plains Energy’s acquisition of Westar Energy at each company’s respective shareholder meeting.

“We are pleased that our shareholders have overwhelmingly demonstrated their support for this transaction, and I thank Great Plains Energy and Westar shareholders and employees for their support throughout this process,” said Terry Bassham, chairman and chief executive officer of Great Plains Energy and KCP&L. “This is a great transaction for all Great Plains Energy and Westar stakeholders. Together, we will create a stronger combined company that will be better positioned to serve customers, generate hundreds of millions of dollars in operational savings for years to come, meet the region’s energy needs and achieve improved and more stable, long-term financial returns.”

“Our shareholders’ support for the transaction clearly demonstrates the value of combining Westar and Great Plains Energy,” said Mark Ruelle, president and chief executive officer of Westar. “Together, we will be stronger both financially and operationally, which will benefit customers, shareholders and the communities in which we operate. We continue to make progress toward completing the transaction in the spring of 2017.”

Today’s announcement comes on the heels of the recent endorsements of the transaction by the Kansas City Area Development Council, regional economic development organizations and elected officials. Endorsements touted the economic benefits, competitive electric rates and commitment to growth that the combined utility will bring to the region.

“The combined generation portfolio of the new utility will be more diverse and sustainable,” said Bassham. “Once this transaction is complete, more than 45 percent of our combined retail customer demand will be met with emission-free energy and we will have one of the largest wind generation portfolios in the United States. This helps us maintain reliable, low cost energy for all of the residential and business customers we serve.”

Great Plains Energy has an established track record of gaining approval for utility acquisitions and successfully integrating with the acquired company. In 2008, Great Plains Energy completed its acquisition of Aquila, an electric utility serving customers in adjacent areas of Missouri. That acquisition exceeded expectations as it delivered and continues to deliver significant savings for customers.

For more information please visit

www.kcpl.com/westaracquisition.

About Great Plains Energy

Headquartered in Kansas City, Mo., Great Plains Energy Incorporated (NYSE: GXP) is the holding company of Kansas City Power & Light Company and KCP&L Greater Missouri Operations Company, two of the leading regulated providers of electricity in the Midwest. Kansas City Power & Light Company and KCP&L Greater Missouri Operations Company use KCP&L as a brand name. More information about the companies is available on the internet at www.greatplainsenergy.com or www.kcpl.com.

About Westar

Westar Energy, Inc. (NYSE: WR) is Kansas’ largest electric utility. For more than a century, Westar has provided Kansans the safe, reliable electricity needed to power their homes, businesses and communities. Every day, Westar professionals generate and deliver electricity, protect the environment and provide excellent service to nearly 700,000 customers. Westar’s 2,400 employees live, volunteer and work in the communities they serve. The company has 7,200 MW of electric generation capacity fueled by wind, coal, uranium, natural gas and landfill gas. Westar also is a leader in electric transmission in Kansas. For more information about Westar, visit us at www.WestarEnergy.com.

Forward-Looking Statements

Statements made in this release that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements include, but are not limited to, statements relating to Great Plains Energy’s proposed acquisition of Westar Energy, Inc. (Westar), the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L changes in business strategy, operations or development plans; the outcome of contract negotiations for goods and services; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the Companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on derivatives and hedges, nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including, but not limited to, cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-

related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; Great Plains Energy’s ability to successfully manage transmission joint venture or to integrate the transmission joint ventures of Westar; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; the ability of Great Plains Energy to obtain the regulatory approvals necessary to complete the anticipated acquisition of Westar; the risk that a condition to the closing of the anticipated acquisition of Westar or the committed debt or equity financing may not be satisfied or that the anticipated acquisition may fail to close; the failure to obtain, or to obtain on favorable terms, any equity, debt or equity-linked financing necessary to complete or permanently finance the anticipated acquisition of Westar and the costs of such financing; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the anticipated acquisition of Westar; the costs incurred to consummate the anticipated acquisition of Westar; the possibility that the expected value creation from the anticipated acquisition of Westar will not be realized, or will not be realized within the expected time period; the credit ratings of Great Plains Energy following the anticipated acquisition of Westar; disruption from the anticipated acquisition of Westar making it more difficult to maintain relationships with customers, employees, regulators or suppliers; the diversion of management time and attention on the proposed transactions; and other risks and uncertainties.

With respect to Westar, the factors that could cause actual results to differ materially from any forward-looking statements include those discussed in the joint proxy statement/prospectus as well as (1) those discussed in Westar’s Annual Report on Form 10-K for the year ended Dec. 31, 2015 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in Westar’s Quarterly Report on Form 10-Q filed Aug. 2, 2016, (a) under the heading “Forward-Looking Statements.” (b) in ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, (c) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 3, 11 and 12, and (d) ITEM 1A. Risk Factors; and (3) other factors discussed in Westar’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and Westar does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, Great Plains Energy has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-212513), which was declared effective by the SEC, and a definitive joint proxy statement of Great Plains Energy and Westar, which also constitutes a prospectus of Great Plains Energy, each of which is publicly available, and Great Plains Energy and Westar have filed and may file other documents regarding the proposed transaction with the SEC. Great Plains Energy and Westar have mailed to their respective shareholders the definitive joint proxy statement/prospectus in connection with the transaction. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GREAT PLAINS ENERGY, WESTAR AND THE PROPOSED TRANSACTION.

Investors can obtain free copies of the Registration Statement and joint proxy statement/prospectus and other documents filed by Great Plains Energy and Westar with the SEC at http://www.sec.gov, the SEC’s website, or free of charge from Great Plains Energy’s website (http://www.greatplainsenergy.com) under the tab, “Investor Relations” and then under the heading “SEC Filings.” These documents are also available free of charge from Westar’s website (http://www.westarenergy.com) under the tab “Investors” and then under the heading “SEC Filings.”

Great Plains Energy Incorporated

Investors

Calvin Girard, 816-654-1777

Senior Manager, Investor Relations

calvin.girard@kcpl.com

or

Media

Katie McDonald, 816-447-2118

Senior Director, Corporate Communications

katie.mcdonald@kcpl.com

or

Great Plains Energy Media line: (816) 392-9455

or

Westar Energy, Inc.

Investors

Cody VandeVelde, 785-575-8227

Director, Investor Relations

Cody.VandeVelde@westarenergy.com

or

Media

Jana Dawson, 785-575-1975

Director, Corporate Communications

Jana.Dawson@WestarEnergy.com

or

Westar Media line: (888) 613-0003